UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2025

Bally’s Chicago, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-283772	88-2870098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Westminster Street
Providence, RI 02903

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (401) 475-8474

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the initial public offering (the “Offering”) by Bally’s Chicago, Inc. (the “Company”) of its Class A common stock, par value $0.001 (the “Common Stock”) described in the prospectus (the “Prospectus”), dated August 12, 2025, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-283772) (as amended, the “Registration Statement”), the Company entered into an amended and restated subordinated loan agreement, dated August 14, 2025, by and between Bally’s Chicago Holding Company, LLC, as lender, and the Company, as borrower (the “A&R Subordinated Loan Agreement”).

The A&R Subordinated Loan Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The terms of this agreement are substantially the same as the terms set forth in the form of such agreement previously filed as exhibit to the Registration Statement and as described therein. For further information on the A&R Subordinated Loan Agreement, see “Subordinated Loans” in the Prospectus.

Item 3.02	Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the Offering, the Company issued 1,134 shares of Class A common stock of the Company, par value $0.001 per share, including 78 shares of Class A-1 common stock at $250 per share, 35 shares of Class A-2 common stock at $2,500 per share, 3 shares of Class A-3 common stock at $5,000 per share, and 1,018 shares of Class A-4 common stock at $25,000 per share, to certain accredited investors for an aggregate purchase price of $25.6 million (the “Concurrent Private Placement”).

No underwriters were involved in the issuance and sale of the shares of Class A common stock pursuant to the Concurrent Private Placement. The shares of Class A common stock were issued in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act on the basis that the transaction did not involve a public offering.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 14, 2025, in connection with the Offering, Renee Bradford, Blanton Canady, Ezequiel (Zeke) Flores, Edward Lou, and Sharon Thomas Parrott (the “New Directors”) were appointed to the board of directors of the Company (the “Board”). Also, in connection with the Offering, Ameet Patel and Kim M. Barker resigned as members of the Board, effective on August 14, 2025. Their resignation was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

The Company plans to enter into a standard form of indemnity agreement (the “Indemnification Agreement”) with each of the New Directors. The Indemnification Agreement will provide, among other things, that the Company will indemnify such directors under the circumstances and to the extent provided for therein, for certain expenses they may be required to pay in connection with certain claims to which they may be made a party by reason of their position as a director of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s governing documents. The foregoing is only a brief description of the Indemnification Agreement, does not purport to be complete and is qualified in its entirety by the Company’s standard form of indemnification agreement incorporated by reference herein as Exhibit 10.2. The Indemnification Agreement is identical in all material respects to the indemnification agreements entered into with other Company directors.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 14, 2025, the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”), in the form previously filed as Exhibit 3.2 to the Registration Statement, and the Company’s Second Amended and Restated Bylaws (the “Bylaws”), in the form previously filed as Exhibit 3.4 to the Registration Statement, became effective. The Charter, among other things, provides that the Company’s authorized capital stock consists of 3,000 shares of Class A-1 common stock, 500 shares of Class A-2 common stock, 500 shares of Class A-3 common stock, 8,500 shares of Class A-4 common stock, and 30,000 shares of Class B common stock. A description of the Company’s capital stock, after giving effect to the adoption of the Charter and Bylaws, has previously been reported by the Company in the Registration Statement. The Charter and Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On August 14, 2025, the Company completed the Offering of 2,551 shares of its Class A common stock, allocated among 2,076 shares of Class A-1 common stock at a price to the public of $250 per share, 173 shares of Class A-2 common stock at a price to the public of $2,500 per share, 148 shares of Class A-3 common stock at a price to the public of $5,000, and 154 shares of Class A-4 common stock at a price to the public of $25,000 per share. The gross proceeds to the Company from the initial public offering were $5.5 million, before deducting underwriting discounts and commissions.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Second Amended and Restated Certificate of Incorporation of Bally’s Chicago, Inc.

3.2	Second Amended and Restated Bylaws of Bally’s Chicago, Inc.

10.1	Amended and Restated Subordinated Loan Agreement, dated August 14, 2025, by and between Bally’s Chicago, Inc., as borrower, and Bally’s Chicago Holding Company, LLC, as lender.

10.2	Form of Indemnification Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY’S CHICAGO, INC.

Date: August 14, 2025	By:	/s/ Ameet Patel
Ameet Patel
President